SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  April 28, 1994

                               TPI ENTERPRISES, INC.
               __________________________________________________
               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-7214                    52-1001530
     _______________          ________________________      ________________
     (State or other          (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                        Identification No.)
     incorporation)

          Phillips Point, East Tower, Suite 909, 777 South Flagler Drive
                        West Palm Beach, Florida  33401
          ______________________________________________________________
                     (Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (407) 835-8888


     ITEM 5.  OTHER EVENTS.

               On April 28, 1994, TPI Enterprises, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

               On May 6, 1994, the Company issued a press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
              EXHIBITS

     (c)  Exhibits.

     Exhibit No.

     99.1      Press release issued by the Company April 28, 1994.

     99.2      Press release issued by the Company May 6, 1994.


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TPI ENTERPRISES, INC.
                                                    (Registrant)

     Date May 9, 1994                            By /s/ Stephen R. Cohen
                                                  Stephen R. Cohen
                                                  Chairman of the Board


                                  EXHIBIT INDEX

     Exhibit No.         Description

     99.1      Press release issued by the Company April 28, 1994.

     99.2      Press release issued by the Company May 6, 1994.